                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                (Amendment No. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AIRONET WIRELESS COMMUNICATIONS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                                EXPLANATORY NOTE

         The definitive proxy statement of Aironet Wireless Communications, Inc. relating to the special meeting of Aironet's stockholders to be held on March 14, 2000, which was filed with the Securities and Exchange Commission on February 8, 2000, inadvertently set forth the incorrect year in the line item "Historical, October 24, 1999, Cerent/WebLine" under the section "Summary Financial Data" on page 8 of the proxy statement. The year has been corrected to reflect that this line item presents information as of October 24, 1998. The revised page 8 is attached hereto. This correction was made prior to mailing the proxy statement and related materials to Aironet's stockholders.

                         SUMMARY FINANCIAL DATA, CONT.

CISCO:

                                                                                                               THREE
                                                                  FISCAL YEAR ENDED                        MONTHS ENDED
                                                 ----------------------------------------------------   -------------------
                                                 JULY 30,   JULY 28,   JULY 26,   JULY 25,   JULY 31,   OCT. 24,   OCT. 30,
                                                   1995       1996       1997       1998       1999     1998(1)    1999(1)
                                                 --------   --------   --------   --------   --------   --------   --------
                                                                    (IN MILLIONS, EXCEPT PER SHARE DATA)
HISTORICAL CONSOLIDATED
 STATEMENT OF OPERATIONS DATA:
  Net sales....................................   $2,232     $4,101     $6,452    $ 8,489    $12,170     $2,598     $3,914
  Net income...................................   $  452     $  915     $1,049    $ 1,340    $ 2,035     $  509     $  420
  Net income per common share -- basic.........   $ 0.17     $ 0.32     $ 0.35    $  0.43    $  0.62     $ 0.16     $ 0.12
  Net income per common share -- diluted.......   $ 0.16     $ 0.30     $ 0.33    $  0.41    $  0.58     $ 0.15     $ 0.12
  Shares used in per-share
    calculation -- basic.......................    2,739      2,879      3,000      3,135      3,291      3,228      3,377
  Shares used in per-share
    calculation -- diluted.....................    2,869      3,004      3,140      3,308      3,498      3,419      3,602

                                                                       AS OF FISCAL YEAR ENDED
                                                         ----------------------------------------------------    AS OF
                                                         JULY 30,   JULY 28,   JULY 26,   JULY 25,   JULY 31,   OCT. 30,
                                                           1995       1996       1997       1998       1999       1999
                                                         --------   --------   --------   --------   --------   --------
                                                                                  (IN MILLIONS)
HISTORICAL CONSOLIDATED
 BALANCE SHEET DATA:
  Total assets.........................................   $1,997     $3,639     $5,498     $9,023    $14,846    $17,495

------------------------
(1) Cisco acquired Cerent Corporation and WebLine Communications Corporation in November 1999. These acquisitions were accounted for as poolings of interests. The Cisco financial data reflects the effects of these acquisitions as if Cerent and WebLine were wholly owned subsidiaries of Cisco since inception. See Note 3 to the Consolidated Financial Statements in Cisco's quarterly report on Form 10-Q/A for the three months ended October 30, 1999.


                                                                                  SHARES USED IN
                                                                                     PER-SHARE
                                                                                    CALCULATION
                                                               NET       NET     -----------------    TOTAL
                                                              SALES    INCOME    BASIC    DILUTED    ASSETS
                                                              ------   -------   ------   --------   -------
              AS OF AND FOR THE PERIOD ENDED:                                 (IN MILLIONS)
Historical, October 30, 1999................................  $3,877    $438      3,301     3,500    $17,407
  Cerent/WebLine............................................      37     (18)        76       102         88
                                                              ------    ----     ------    ------    -------
Restated, October 30, 1999..................................  $3,914    $420      3,377     3,602    $17,495
                                                              ======    ====     ======    ======    =======
Historical, October 24, 1998................................  $2,597    $512      3,179     3,351
  Cerent/WebLine............................................       1      (3)        49        68
                                                              ------    ----     ------    ------
Restated, October 24, 1998..................................  $2,598    $509      3,228     3,419
                                                              ======    ====     ======    ======


AIRONET:

                                                                                                     SIX
                                                                                                MONTHS ENDED
                                                      FISCAL YEAR ENDED MARCH 31,                 SEPT. 30,
                                            -----------------------------------------------   -----------------
                                             1995      1996      1997      1998      1999      1998      1999
                                            -------   -------   -------   -------   -------   -------   -------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
HISTORICAL CONSOLIDATED
 STATEMENT OF OPERATIONS DATA:
  Net sales...............................  $33,176   $44,323   $61,328   $45,134   $45,253   $19,456   $27,377
  Net income..............................  $(1,580)  $(2,383)  $   889   $ 2,501   $(1,077)  $  (146)  $ 1,423
  Net income per common share -- basic....  $ (0.20)  $ (0.29)  $  0.11   $  0.31   $ (0.12)  $ (0.02)  $  0.13
  Net income per common
    share -- diluted......................  $ (0.20)  $ (0.29)  $  0.11   $  0.30   $ (0.12)  $ (0.02)  $  0.12
  Shares used in per-share
    calculation -- basic..................    8,085     8,085     8,085     8,123     9,325     9,277    10,838
  Shares used in per-share
    calculation -- diluted................    8,085     8,085     8,085     8,319     9,325     9,277    12,051

                                                            AS OF FISCAL YEAR ENDED MARCH 31,            AS OF
                                                     -----------------------------------------------   SEPT. 30,
                                                      1995      1996      1997      1998      1999       1999
                                                     -------   -------   -------   -------   -------   ---------
                                                                           (IN THOUSANDS)
HISTORICAL CONSOLIDATED
 BALANCE SHEET DATA:
  Total assets.....................................  $30,106   $25,824   $19,201   $23,633   $27,198    $71,294

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